UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                ______________

                                   FORM 8-K
                                ______________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                     August 16, 2005 (August 16, 2005)
                                DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)

                                ______________

                               NEWS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ______________


           Delaware                    000-32352                 26-0075658
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)        (IRS EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)


             1211 Avenue of the Americas, New York, New York 10036 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                (212) 852-7000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders.

         (a) On August 16, 2005, News Corporation, a Delaware corporation
(the "Company"), entered into an amendment ("Amendment No. 2") to the Rights Agreement, dated as of November 8, 2004, by and between the Company and Computershare Investor Services, LLC, as Rights Agent, as amended by Amendment No. 1 thereto, dated as of November 23, 2004 (as so amended, the "Rights Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Rights Agreement.

         Amendment No. 2 amends the Rights Agreement to extend the Final Expiration Date of the Rights Agreement from November 8, 2005 to November 8, 2007. A copy of Amendment No. 2 is filed as an Exhibit to this Form 8-K and incorporated herein by reference. The foregoing description of Amendment No. 2 is qualified in its entirety by reference to the Rights Agreement and Amendment No. 2. In addition, a copy of the Company's press release announcing its Board of Directors' determination to amend the Rights Agreement is filed as an Exhibit to this Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

         4.1 Amendment No. 2 to Rights Agreement, dated as of August 16, 2005, by and between News Corporation and Computershare Investor Services, LLC, as Rights Agent.

         99.1 Press release, dated August 10, 2005, announcing, among other things, News Corporation's determination to extend the expiration date of its stockholder rights plan (incorporated by reference to Exhibit 99.1 of the Report of News Corporation on Form 8-K (File No. 001-32352) filed with the Securities and Exchange Commission on August 10, 2005).

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2005                          NEWS CORPORATION


                                               By: /s/ Lawrence A. Jacobs
                                                  ----------------------------
                                                  Name:  Lawrence A. Jacobs
                                                  Title: Senior Executive Vice
                                                         President and Group
                                                         General Counsel

                                 EXHIBIT INDEX

       Exhibit No.             Description
       -----------             -----------

         4.1 Amendment No. 2 to Rights Agreement, dated as of August 16, 2005, by and between News Corporation and Computershare Investor Services, LLC, as Rights Agent.

         99.1 Press release, dated August 10, 2005, announcing, among other things, News Corporation's determination to to extend the expiration date of its stockholder rights plan (incorporated by reference to Exhibit 99.1 of the Report of News Corporation on Form 8-K (File No. 001-32352) filed with the Securities and Exchange Commission on August 10, 2005).